UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washinton, D.C.

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

MERRITT VENTURES CORP.
(Name of Registrant as Specified in its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MERRITT VENTURES CORP.
810 Peace Portal Drive, Suite 201
Blaine, WA 98230
Tel: (360) 332-1817

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

November __, 2005

To the Stockholders of Merritt Ventures Corp.:

NOTICE IS HEREBY GIVEN that the following action is being taken pursuant to the written consent of holders of a majority of the outstanding shares of common stock of Merritt Ventures Corp. (the “Company”), dated November 14, 2005, in lieu of a special meeting of the stockholders:

The Amendment of the Company’s Articles of Incorporation to change the name of the Company from “Merritt Ventures Corp.” to “Ireland Inc.” (the “Name Change”).

The foregoing Name Change is expected to become effective on or about December 19, 2005.

This Notice and the attached Information Statement are being circulated to advise the other stockholders of the Company of the adoption of the Name Change by written consent of stockholders holding a majority of the voting power of our common stock. No further vote or action by the stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Name Change cannot become effective until twenty (20) days after the date this Information Statement is mailed to the stockholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Name Change.

By Order of the Board of Directors,

____________________
LORRIE ANN ARCHIBALD
President and Chief Executive Officer
Vancouver, BC, Canada

MERRITT VENTURES CORP.
810 Peace Portal Drive, Suite 201
Blaine, WA 98230 Tel: (360) 332-1817

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the stockholders of Merritt Ventures Corp., a Nevada corporation (the “Company” or “Merritt”), in connection with the following proposed corporate action to be taken by the written consent of stockholders holding a majority of the voting power of the Company:

To amend the Company’s Articles of Incorporation to change the name of the Company from “Merritt Ventures Corp.” to “Ireland Inc.” (the “Name Change”).

On November 14, 2005, the Company’s board of directors unanimously recommended that the Company’s stockholders approve a proposal to effect the Name Change. On November 14, 2005, stockholders holding 54.7% of the voting power of the Company executed a written consent authorizing and approving the Name Change.

The Name Change will become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State (the “Certificate of Amendment”). The Company anticipates that the Certificate of Amendment will be filed on or about the 19th day of December, 2005 (the “Effective Date”). The proposed Certificate of Amendment is attached as Exhibit “A” hereto.

The date on which the Company first intends to send this Information Statement to its stockholders is on or around November 28, 2005 (the “Mailing Date”). No further action is required on the part of any other stockholders of the Company to approve the Name Change. Stockholders who did not consent to the Name Change are not entitled to dissenters’ rights under Nevada law.

The elimination of the need for a special meeting of the stockholders of the Company to approve the Name Change is authorized by Section 78.320(2) of the Nevada Revised Statutes (the “NRS”) which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to approve the Name Change. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to proceed with the Name Change by obtaining the written consent of stockholders holding a majority of the voting power of the Company.

Principal Stockholders

The following stockholders of the Company, representing approximately 54.7% of the voting power of the Company, have provided their written consent to the Name Change as described in this Information Statement:

Name of Stockholder	Number of Shares Held Outstanding	Percentage of Outstanding Shares (1)
Lorrie Ann Archibald	2,500,000	27.4%
Gordon F. Burley	2,500,000	27.4%
TOTAL	5,000,000	54.7%

(1)	Based on 9,137,500 shares of the Company’s common stock issued and outstanding on November 14, 2005.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights under the NRS are afforded to the Company’s stockholders as a result of the adoption of the Name Change.

Effective Date

Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Name Change cannot become effective until 20 days after the mailing date of this Information Statement. The Company is not seeking written consent from any of the Company’s stockholders. The Company’s stockholders, other than those who have previously consented, will not be given an opportunity to vote with respect to the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

1.	advising stockholders of the proposed action to be taken by written consent; and

2.	giving stockholders advance notice of the proposed action to be taken, as required by the Exchange Act.

Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed action to be taken have no right under Nevada law to dissent or require a vote of all the Company’s stockholders.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company has fixed the close of business on November 14, 2005 (the “Record Date”) as the record date for the determination of stockholders entitled to approve the Name Change. As of the Record Date, there were 9,137,500 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown, subject to applicable community property laws.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Lorrie Ann Archibald Director, President and Chief Executive Officer 1745 Larkhall Crescent North Vancouver, BC V7H 2Z3	2,500,000	27.4%
Common Stock	Gordon F. Burley Director, Treasurer and Chief Financial Officer #603 - 3600 Windcrest Drive North Vancouver, BC V7G 2S5	2,500,000	27.4%
Common Stock	Christian Adolf Rommel Secretary 823 East Keith Road North Vancouver, BC V7L 1W8	None	Nil.
Common Stock	All Officers and Directors as a Group (3 persons)	5,000,000	54.7%
5% STOCKHOLDERS
Common Stock	Lorrie Ann Archibald Director, President and Chief Executive Officer 1745 Larkhall Crescent North Vancouver, BC V7H 2Z3	2,500,000	27.4%
Common Stock	Gordon F. Burley Director, Treasurer and Chief Financial Officer #603 - 3600 Windcrest Drive North Vancouver, BC V7G 2S5	2,500,000	27.4%

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding. As of November 14, 2005, there were 9,137,500 shares of our common stock issued and outstanding.

DELIVERY TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement will be delivered to multiple stockholders who share an address unless the Company receives contrary instructions from one or more of those stockholders.

Upon receiving a written or oral request for a separate copy of this Information Statement at the following address and/or telephone number, the Company will promptly deliver the separate copy to the stockholder at the shared address or such other address as the stockholder requests.

MERRITT VENTURES CORP.
Attention: Ms. Lorrie Ann Archibald, President
810 Peace Portal Drive, Suite 201
Blaine, WA 98230

Telephone: (360) 332-1752

Future requests to receive separate copies of any future annual reports, proxy statements or information statements may be delivered to the Company’s address and/or telephone number listed above. Requests to receive delivery of a single copy of any annual report, proxy statements or information statements may also be delivered to the Company’s address and/or telephone number listed above.

AMENDMENT OF
THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

On November 14, 2005, our Board of Directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to effect the Name Change. On November 14, 2005, Company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the Name Change. The Name Change will become effective upon filing of the Certificate of Amendment to our Articles of Incorporation in the form attached as Exhibit “A” hereto, with the Nevada Secretary of State, but our Board of Directors reserves the right not to make such filing if it deems it appropriate not to do so.

Purpose of the Name Change

The Company’s Board of Directors believe that the new name “Ireland Inc.” will more accurately reflect the Company’s current business activities, which are directed towards the exploration and development of a mineral claim located in the Yellow Pine Mining District in Clark County, Nevada, that we call the Ireland Claim.

NO DISSENTER’S RIGHTS

Under the NRS, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the Name Change, and the Company will not independently provide its stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission (the “SEC”) regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at 810 Peace Portal Drive, Suite 201, Blaine, WA 98230.

BY ORDER OF THE BOARD OF
DIRECTOR

Date: November 14, 2005
/s/ Lorrie Ann Archibald
LORRIE ANN ARCHIBALD
President and Chief Executive Officer
MERRITT VENTURES CORP.

EXHIBIT “A”

CERTIFICATE OF AMENDMENT

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MERRITT VENTURES CORP.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 - Name of Corporation: IRELAND INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:  54.7%

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):   _______________________________________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

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